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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                         ------------------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 30, 2004

                               NOBLE ENERGY, INC.
                               ------------------
             (Exact name of Registrant as specified in its charter)

            DELAWARE                    001-07964               73-0785597
            --------                    ---------               ----------
(State or other jurisdiction of        Commission           (I.R.S. Employer
 incorporation or organization)        File Number          Identification No.)

      100 GLENBOROUGH, SUITE 100
           HOUSTON, TEXAS                                         77067
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(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (281) 872-3100

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        (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5. OTHER EVENTS.

      During the first quarter of 2004 Noble Energy, Inc. (the "Company") and one of its subsidiaries entered into certain financing arrangements aggregating $150 million due 2009. Copies of the agreements entered into in connection such financing arrangements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4,
99.5 and 99.6.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits. The following exhibits are filed herewith:

            99.1 Term Loan Agreement dated as of January 30, 2004 among Noble Energy Mediterranean Ltd., as borrower, Sumitomo Mitsui Banking Corporation, as initial lender and agent for the lenders, and certain commercial lending institutions, as lenders

            99.2 Guaranty of the Company dated January 30, 2004 guaranteeing obligations of Noble Energy Mediterranean, Ltd. under the Term Loan Agreement dated January 30, 2004

            99.3 Term Loan Agreement dated as of February 2, 2004 among Noble Energy Mediterranean Ltd., as borrower, Bank One, NA, as agent for the lenders, and certain commercial lending institutions, as lenders

            99.4 Guaranty of the Company dated February 2, 2004 guaranteeing obligations of Noble Energy Mediterranean, Ltd. under the Term Loan Agreement dated February 2, 2004

            99.5 Term Loan Agreement dated as of February 4, 2004 among Noble Energy Mediterranean Ltd., as borrower, The Royal Bank of Scotland Finance (Ireland), as agent for the lenders and as the initial lender

            99.6 Guaranty of the Company dated February 4, 2004 guaranteeing obligations of Noble Energy Mediterranean Ltd. under the Term Loan Agreement dated February 4, 2004

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         NOBLE ENERGY, INC.

Date: May 10, 2004                       By: /s/ Arnold J. Johnson
                                             -----------------------------------
                                             Arnold J. Johnson
                                             Vice President, General Counsel and
                                             Secretary

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                                INDEX TO EXHIBITS

Item  Exhibit

99.1 Term Loan Agreement dated as of January 30, 2004 among Noble Energy Mediterranean Ltd., as borrower, Sumitomo Mitsui Banking Corporation, as initial lender and agent for the lenders, and certain commercial lending institutions, as lenders

99.2 Guaranty of the Company dated January 30, 2004 guaranteeing obligations of Noble Energy Mediterranean, Ltd. under the Term Loan Agreement dated January 30, 2004

99.3 Term Loan Agreement dated as of February 2, 2004 among Noble Energy Mediterranean Ltd., as borrower, Bank One, NA, as agent for the lenders, and certain commercial lending institutions, as lenders

99.4 Guaranty of the Company dated February 2, 2004 guaranteeing obligations of Noble Energy Mediterranean, Ltd. under the Term Loan Agreement dated February 2, 2004

99.5 Term Loan Agreement dated as of February 4, 2004 among Noble Energy Mediterranean Ltd., as borrower, The Royal Bank of Scotland Finance (Ireland), as agent for the lenders and as the initial lender

99.6 Guaranty of the Company dated February 4, 2004 guaranteeing obligations of Noble Energy Mediterranean Ltd. under the Term Loan Agreement dated February 4, 2004